Property and Equipment, Net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 10 — PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following:

	As of December 31,
	2022	2021
As cost:
Land and building	$7,881,202	$1,888,450
Furniture, fixtures and equipment	13,412	10,868
Computer equipment	164,536	60,287
Motor vehicles	108,994	109,143
	8,168,144	2,068,748
Less: accumulated depreciation	(808,728)	(415,290)
Property and equipment, net	$7,359,416	$1,653,458

During the year ended December 31, 2022, the Company purchased an office premises from the shareholder, through the acquisition of TRHL and PVL, which were previously controlled by the shareholder. The purchase price was amounted to approximately $6.0 million at the net carrying value of the office premises. The transaction was completed on January 25, 2022 and recorded at the historical carrying amount accordingly.

The Company accounted for this acquisition as an asset acquisition under ASC Topic 805-50 and the Company adopted the Regulation S-X and concluded that this acquisition was not significant. Accordingly, the presentation of the assets acquired, historical financial statements under Rule 3-05 and related pro forma information under Article 11 of Regulation S-X, respectively, are not required to be presented.

Depreciation expense for the years ended December 31, 2022 and 2021 were $392,873 and $45,383, respectively.